Statement of Additional Information
(SAI) Supplement
American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2016)
American Century Government Income Trust (SAI dated August 1, 2015)
American Century International Bond Funds (SAI dated March 1, 2016)
American Century Investment Trust (SAI dated December 1, 2015)
American Century Municipal Trust (SAI dated October 1, 2015)
American Century Target Maturities Trust (SAI dated February 1, 2016)

Supplement dated April 4, 2016
The Board of Trustees of each aforementioned trust has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on June 13, 2016.

Shareholders of the funds will be asked to consider and act upon a proposal to elect four members to the funds' Board of Trustees for indefinite terms, subject to termination or resignation. The nominees include two current members of the board, Tanya S. Beder and Jeremy I. Bulow, and two current advisory members to the boards, Anne Casscells and Jonathan D. Levin.

The record date for the meeting is April 1, 2016. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about April 18, 2016.

The following entries are added to the Management chart under Board of Trustees in each SAI.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Advisory Board Members
Anne Casscells(1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001-present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009-present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000-present); Chair, Department of Economics, Stanford University (2011-2014)	45	None
The following entries are added to the Qualifications of Trustees section in each SAI.
Anne Casscells: BA in British Studies, Yale University; MBA, Stanford Graduate School of Business; formerly Chief Investment Officer and Managing Director of Investment Policy Research, Stanford Management Company; formerly Vice President, Fixed Income Division, Goldman Sachs
Jonathan D. Levin: BA in English, BS in Mathematics, Stanford University; MPhil in Economics, Oxford University; PhD in Economics, Massachusetts Institute of Technology; Director of the Industrial Organization Program, National Bureau of Economic Research (2014-present); Senior Fellow, Stanford Institute for Economic Policy Research (2009-present)

The following is added as a new section after the Responsibilities of The Board section in the SAI.
The Advisory Board
The funds also have an Advisory Board. Members of the Advisory Board, if any, function like fund trustees in many respects, but do not possess voting power. Advisory Board members attend all meetings of the Board of Trustees and the independent trustees and receive any materials distributed in connection with such meetings. Advisory Board members may be considered as candidates to fill vacancies on the Board of Trustees.

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